UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): June 14, 2006


                        CBL & ASSOCIATES PROPERTIES, INC.

             (Exact Name of Registrant as Specified in its Charter)

         Delaware                        1-12494                  62-154718
(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
      Incorporation)                                         Identification No.)

           Suite 500, 2030 Hamilton Place Blvd, Chattanooga, TN 37421 (Address of principal executive office, including zip code)

                                 (423) 855-0001
              (Registrant's telephone number, including area code)

                                       N/A
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 9.01   Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired

     Not  applicable

(b)  Pro Forma Financial Information

     Not applicable

(c)  Shell Company Transactions

     Not applicable

(d)  Exhibits

     The following Exhibits are incorporated by reference into Registration Statement No. 333-131092 on Form S-3 filed by CBL & Associates Properties, Inc. (the "Company") with the Securities and Exchange Commission as exhibits thereto and are filed as part of this Report:


     Exhibit Number        Description

          5.2 Opinion of Shumacker Witt Gaither & Whitaker, P.C., counsel for the Company.

          23.5             Consent of Shumacker Witt Gaither & Whitaker, P.C.
                           (included in Exhibit 5.2)

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CBL & ASSOCIATES PROPERTIES, INC.


                                                /s/ John N. Foy
                                    --------------------------------------
                                                 John N. Foy
                                                Vice Chairman,
                                     Chief Financial Officer and Treasurer

Date: June 14, 2006

                                  EXHIBIT INDEX



     Exhibit No.                            Description
     -----------                            ------------
         5.2 Opinion of Shumacker Witt Gaither & Whitaker, P.C., counsel for the Company.

         23.5           Consent of Shumacker Witt Gaither & Whitaker, P.C.
                        (included in Exhibit 5.2)